UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016 (December 8, 2016)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 West 42nd Street

New York, New York 10036

(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 8, 2016, CIT Group Inc. announced that it had commenced an offer to certain eligible noteholders to exchange any and all of the outstanding 5.000% Senior Unsecured Notes due May 2017 for its newly issued 5.000% Senior Unsecured Notes due May 2018 upon the terms and subject to the conditions set forth in the offering memorandum, dated December 8, 2016, related to such exchange offer and the accompanying letter of transmittal.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated December 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ E. Carol Hayles
	Name:	E. Carol Hayles
	Title:	Executive Vice President and
Chief Financial Officer

Dated: December 8, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 8, 2016.